UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

BRUNSWICK CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Field Court
Lake Forest, IL 60045-4811
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 735-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated July 29, 2004, of Brunswick Corporation, announcing its second quarter 2004 earnings.

Item 12. Results of Operation and Financial Condition.

On July 29, 2004, Brunswick Corporation announced its second quarter 2004 financial results. The news release issued by Brunswick announcing its earnings is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In the news release, Brunswick uses non-GAAP financial measures. For purposes of SEC Regulation G, a “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Brunswick has included, as a part of the news release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Brunswick has used the financial measures that are included in the news release for several years, both in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses. Brunswick’s management believes that these measures — including those that are “non-GAAP financial measures” — and the information they provide are useful to investors because they permit investors to view Brunswick’s performance using the same tools that Brunswick uses and to better evaluate Brunswick’s ongoing business performance. Brunswick’s management believes that the non-GAAP financial measure “free cash flow” is also useful to investors because it is an indication of cash flow that may be available for investment in future growth initiatives. Brunswick defines free cash flow as cash flow from operating and investing activities (excluding acquisitions and investments) and excluding financing activities. In addition, Brunswick’s management believes that presentation of 2003 operating earnings, operating margins and earnings per share excluding a first quarter 2003 litigation charge, and presentation of sales excluding acquisitions not reflected in the prior year’s results, provides a more meaningful comparison to prior results.

The information in this report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004

Brunswick Corporation
By:	/s/ Peter G. Leemputte
Peter G. Leemputte
Chief Financial Officer

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INDEX TO EXHIBITS

99.1	Press Release, dated July 29, 2004, of Brunswick Corporation announcing its second quarter 2004 earnings.

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